SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C. 20549


                       ----------------------------------


                                    FORM 8-K

                                 CURRENT REPORT

    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

     Date of Report (Date of earliest event reported): September 18, 2000


                   INFORMATION MANAGEMENT ASSOCIATES, INC.
                   ---------------------------------------
              (Exact Name of Registrant as Specified in Charter)



        Connecticut                  001-13211              06-1289928
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(State or Other Jurisdiction  (Commission File Number)   (I.R.S. Employer
     of Incorporation)                                  Identification No.)


          One Corporate Drive, Suite 400, Shelton, Connecticut 06484
          ----------------------------------------------------------
             (Address of principal executive offices) (Zip Code)


                                 (203) 925-6800
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              Registrant's telephone number including area code


      ------------------------------------------------------------------
        (Former name or former address, if changed since last report.)

Item  5.    Other Events.

      On September 18, 2000, Information Management Associates, Inc. (the "Company") issued a press release announcing the new organizational structure of the Company (the "Press Release"). The Press Release is hereby incorporated by reference herein and is attached hereto as Exhibit 99.1.

Item 7.     Financial Statements, Pro Forma Financial Information and
            Exhibits.

      (c)   Exhibits

            Exhibit No.              Description
            -----------              -----------
               99.1                  Press Release dated September 18, 2000.


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date:  September 19, 2000               INFORMATION MANAGEMENT
                                        ASSOCIATES, INC.



                                        By:   /s/ Michael P. McGroarty
                                              --------------------------------
                                              Name:  Michael P. McGroarty
                                              Title: Chief Operating Officer
                                                     and General Counsel

                                  Exhibit Index
                                  -------------




          Exhibit No.                           Exhibit
          -----------                           -------

             99.1                     Press Release dated September 18, 2000

                                                                  Exhibit 99.1

Press Release

Information Management Associates, Inc. Announces New Organizational Structure

SHELTON, Conn.--(BUSINESS WIRE)--Sept. 18, 2000--Information Management Associates, Inc., a leading provider of Customer Relationship Management
(CRM) software and services, today announced the promotion of Paul G. Frederick to President with several other executive team appointments.

Mr. Frederick, previously Senior Vice President of IMA's Professional Services division, came to IMA in 1995 from Andersen Consulting. In this new role, Mr. Frederick will be focused on leading the Company forward on a profitable basis, with renewed attention, worldwide, on developing, delivering and deploying market-leading CRM products and services.

IMA also announced that Mario Ferreira has been named Vice President of Sales for the Americas and Asia Pacific. Mr. Ferreira, a former IMA employee, recently rejoined the Company to assume the leadership position of advancing IMA product and service sales. He previously managed IMA's Latin American sales organization for several years. Mr. Ferreira's appointment follows the departure of James E. Anderson, Senior Vice President, Product Sales & Marketing. Mark Bradshaw, Vice President of Europe, Middle East and Africa
(EMEA) Operations will complement Mr. Ferreira to provide worldwide sales coverage. Mr. Bradshaw is a veteran in the position, with more than 20 years of experience in the information technology and communications industries.

About IMA

IMA provides Customer Relationship Management (CRM) software products and services that are designed to help businesses achieve the most value from each and every customer interaction. IMA is headquartered in Shelton, Connecticut. Additional information about IMA's products and services can be found on the World Wide Web at www.imaedge.com, requested via email at ima@imaedge.com or by calling 1-203-925-6800.

NOTE: IMA is a registered trademark of Information Management Associates, Inc.

Except for the historical information contained in this announcement, the matters discussed in this announcement are "forward-looking statements" (as that term is used in the Private Securities Litigation Reform Act of 1995) that involve risks and uncertainties detailed from time to time in the Company's filings with the Securities and Exchange Commission (the SEC).

----------------------
Contact:
     Christine E. Sten
     IMA
     203-925-6800
     christine.sten@imaedge.com